UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2026

Gores Holdings X, Inc.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42628	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6260 Lookout Rd
Boulder, Colorado, Cayman Islands		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 531-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTEN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GTENW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-fourth of one warrant	GTENU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 9, 2026, the audit committee (the “Audit Committee”) of the board of directors of Gores Holdings X, Inc. (the “Company”), after considering the recommendation of, and discussion with, the Company’s management, concluded that the Company’s unaudited condensed financial statements for the three months ended September 30, 2025 (the “Affected Period”), included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2025 (the “Q3 2025 Form 10-Q”), should no longer be relied upon as a result of an error in the calculation of net income/(loss) per ordinary share, as described below. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications describing the relevant portions of the Company’s financial statements for the Affected Period should no longer be relied upon.

Class A ordinary shares subject to possible redemption are classified as temporary equity and are remeasured to their redemption amount each reporting period, with the increase in redemption value, which is primarily attributable to interest earned on the Company’s trust account (the “Trust Account”), recorded as accretion. In connection with the preparation of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2026, the Company identified that, in calculating basic and diluted net income/(loss) per ordinary share for the three months ended September 30, 2025, the allocation of income among the classes of ordinary shares reflected year-to-date accretion of Class A ordinary shares subject to possible redemption of $31,069,071, rather than accretion for the three-month period of $3,597,152, an overstatement of $27,471,919. As a result, basic and diluted net loss per share for each class of ordinary shares for the three months ended September 30, 2025 was previously reported as $(0.65) and should have been reported as $(0.04).

The Company also identified that, for the nine months ended September 30, 2025, the diluted weighted average number of Class B ordinary shares outstanding was previously reported as 8,970,000 and should have been reported as 8,438,571, and diluted net loss per Class B ordinary share was previously reported as $(1.08) and should have been reported as $(1.10). Basic net loss per share for the nine months ended September 30, 2025 of $(1.10) was not affected. The Company has concluded that this error is not material to its previously issued financial statements for the nine months ended September 30, 2025, and has corrected it concurrently with the restatement described above.

The errors had no impact on the Company’s balance sheets, net income/(loss), statements of changes in shareholders’ deficit, statements of cash flows, the amount held in the Trust Account, or the redemption value of the Class A ordinary shares.

The Company has reflected the restated net income/(loss) per ordinary share amounts for the three months ended September 30, 2025, and the corrected diluted Class B weighted average shares outstanding and diluted net loss per Class B ordinary share for the nine months ended September 30, 2025, as comparative amounts in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2026, filed with the SEC on November 9, 2026. The Company does not intend to file an amendment to the Q3 2025 Form 10-Q.

In connection with the restatement, the Company’s management re-evaluated the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures. Management identified a material weakness in the Company’s internal control over financial reporting related to the operation of its review control over the calculation of net income/(loss) per ordinary share. As a result of this material weakness, the Company’s principal executive officer and principal financial and accounting officer concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2026. The Company has commenced efforts to remediate the material weakness. The material weakness and the Company’s remediation plan are described in Part I, Item 4, “Controls and Procedures,” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2026.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements, including statements regarding the effects of the errors described above, the Company’s conclusions regarding its internal control over financial reporting and disclosure controls and procedures, and the Company’s plans to remediate the material weakness. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied, including the risk that additional errors or control deficiencies are identified; the risk that the Company’s remediation efforts are not effective or take longer than expected; and the other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent filings with the SEC. All forward-looking statements are based on information available to the Company as of the date of this report, and the Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORES HOLDINGS X, INC.

Date:	November 9, 2026	By:	/s/ Andrew McBride
Andrew McBride Chief Financial Officer (Duly Authorized Officer)